Eaton Vance

Atlanta Capital Focused Growth Fund

December 31, 2019

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 94.0%

Security	Shares	Value
Capital Markets — 4.1%
Intercontinental Exchange, Inc.	119,571	$11,066,296

		$11,066,296

Chemicals — 8.1%
Ecolab, Inc.	55,613	$10,732,753
Linde PLC	52,652	11,209,611

		$21,942,364

Electronic Equipment, Instruments & Components — 3.9%
Amphenol Corp., Class A	98,252	$10,633,814

		$10,633,814

Equity Real Estate Investment Trusts (REITs) — 4.3%
American Tower Corp.	50,660	$11,642,681

		$11,642,681

Food Products — 1.9%
Mondelez International, Inc., Class A	92,491	$5,094,404

		$5,094,404

Health Care Equipment & Supplies — 5.8%
Danaher Corp.	101,213	$15,534,171

		$15,534,171

Insurance — 3.0%
Marsh & McLennan Cos., Inc.	72,626	$8,091,263

		$8,091,263

Interactive Media & Services — 11.1%
Alphabet, Inc., Class C(1)	15,128	$20,226,439
Facebook, Inc., Class A(1)	47,376	9,723,924

		$29,950,363

IT Services — 16.2%
Accenture PLC, Class A	24,011	$5,055,996
Fiserv, Inc.(1)	53,298	6,162,848
Mastercard, Inc., Class A	36,340	10,850,761
Visa, Inc., Class A	114,349	21,486,177

		$43,555,782

Life Sciences Tools & Services — 5.5%
Thermo Fisher Scientific, Inc.	45,815	$14,883,919

		$14,883,919

Security	Shares	Value
Machinery — 5.0%
IDEX Corp.	26,757	$4,602,204
Xylem, Inc.	112,196	8,839,923

		$13,442,127

Multiline Retail — 3.7%
Dollar General Corp.	63,043	$9,833,447

		$9,833,447

Pharmaceuticals — 4.3%
Zoetis, Inc.	87,592	$11,592,801

		$11,592,801

Professional Services — 3.0%
Verisk Analytics, Inc.	54,590	$8,152,471

		$8,152,471

Software — 11.8%
Check Point Software Technologies, Ltd.(1)	87,323	$9,689,360
Intuit, Inc.	30,256	7,924,954
Microsoft Corp.	90,876	14,331,145

		$31,945,459

Specialty Retail — 2.3%
TJX Cos., Inc. (The)	99,921	$6,101,176

		$6,101,176

Total Common Stocks (identified cost $218,451,830)		$253,462,538

Short-Term Investments — 4.6%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.78%(2)	12,433,231	$12,433,231

Total Short-Term Investments (identified cost $12,432,808)		$12,433,231

Total Investments — 98.6% (identified cost $230,884,638)		$265,895,769

Other Assets, Less Liabilities — 1.4%		$3,768,247

Net Assets — 100.0%		$269,664,016

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2019.

The Fund did not have any open derivative instruments at December 31, 2019.

At December 31, 2019, the value of the Fund’s investment in affiliated funds was $12,433,231, which represents 4.6% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the fiscal year to date ended December 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Eaton Vance Cash Reserves Fund, LLC, 1.78%	$5,940,908	$61,938,690	$(55,447,091)	$301	$423	$12,433,231	$53,931	12,433,231

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total
Common Stocks	$253,462,538	*	$—	$—	$253,462,538
Short-Term Investments	—		12,433,231	—	12,433,231
Total Investments	$253,462,538		$12,433,231	$—	$265,895,769

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Valuation — Other

Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Securities Lending

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities. The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time. At December 31, 2019, the Fund had no securities on loan.

For additional information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report to shareholders.

4